UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2018

Commission File Number	Exact Name of Registrant; State of Incorporation; Address and Telephone Number of Principal Executive Offices	I.R.S. Employer Identification No.
001-32871	COMCAST CORPORATION	27-0000798
PENNSYLVANIA One Comcast Center Philadelphia, PA 19103-2838 (215) 286-1700

001-36438	NBCUNIVERSAL MEDIA, LLC	14-1682529
DELAWARE 30 Rockefeller Plaza New York, NY 10112-0015 (212) 664-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Comcast Corporation	☐

NBCUniversal Media, LLC	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Comcast Corporation	☐

NBCUniversal Media, LLC	☐

Item 1.01.	Entry into a Material Definitive Agreement.

Revolver Commitment Increase and New Lender Commitment

As previously disclosed, on May 26, 2016, Comcast Corporation (“Comcast”) entered into a $7,000,000,000 unsecured revolving credit agreement (as amended on April 27, 2018, the “Comcast Revolving Credit Agreement”) among Comcast, the financial institutions party thereto as lenders (the “Revolving Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Morgan Stanley MUFG Loan Partners, LLC, Wells Fargo Bank, National Association and Mizuho Bank, Ltd., as co-documentation agents. JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., Morgan Stanley MUFG Loan Partners, LLC, Wells Fargo Securities, LLC and Mizuho Bank, Ltd. acted as joint lead arrangers and joint bookrunners.

On September 21, 2018, Comcast and certain financial institutions, as lenders, entered into (i) an increased commitment activation notice (the “Increased Revolving Commitment Activation Notice”) and (ii) a new lender supplement (the “New Lender Supplement”), in order to increase the total commitments under the Comcast Revolving Credit Agreement by an aggregate amount of $611,000,000. The total commitments under the Comcast Revolving Credit Agreement after giving effect to the Increased Revolving Commitment Activation Notice and the New Lender Supplement are $7,611,000,000.

The terms of the commitments made pursuant to the Increased Revolving Commitment Activation Notice and the New Lender Supplement are identical to the terms of the existing commitments under the Comcast Revolving Credit Agreement.

In the ordinary course of their respective businesses, certain of the Revolving Lenders and the other parties to the Comcast Revolving Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with Comcast and its affiliates for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

The description above is a summary and is qualified in its entirety by the Increased Revolving Commitment Activation Notice and New Lender Supplement, which are filed as Exhibits 10.1 and 10.2 to this report, respectively, and each is incorporated herein by reference.

Amendment No. 1 to Term Loan Credit Agreement

As previously disclosed, on April 25, 2018, Comcast entered into a a term loan credit agreement (the “Comcast Term Loan Credit Agreement”) among Comcast, the financial institutions party thereto as lenders (the “Term Loan Lenders”), Bank of America, N.A., as administrative agent and Wells Fargo Bank, National Association, as syndication agent. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities LLC acted as joint lead arrangers and joint bookrunners.

On September 23, 2018, Comcast entered into the first amendment to the Term Loan Credit Agreement (“Amendment No. 1”), which, among other things, provides that the proceeds under the Comcast Term Loan Credit Agreement may be used to finance the acquisition of shares of Sky (as defined below) by or on behalf of a direct or indirect subsidiary of Comcast, whether prior to or in the absence of the consummation of the acquisition of a majority of the share capital of Sky. Amendment No.1 also increases the maximum number of draws under the Comcast Term Loan Credit Agreement from three to ten.

In the ordinary course of their respective businesses, certain of the Term Loan Lenders and the other parties to the Comcast Term Loan Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with Comcast and its affiliates for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

The description above is a summary and is qualified in its entirety by Amendment No. 1, which is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on May 26, 2016, NBCUniversal Enterprise, Inc. (“NBCUniversal Enterprise”) entered into a $1,500,000,000 revolving credit agreement (the “Enterprise Revolving Credit Agreement”) with various financial institutions. On September 21, 2018, certain existing lenders and an additional lender agreed to increase the commitments under the Enterprise Revolving Credit Agreement by an aggregate amount of $117,000,000 (collectively, the “New NBCUE Revolving Commitments”).

The terms of the New NBCUE Revolving Commitments are identical to the terms of the original commitments under the Enterprise Revolving Credit Agreement.

Comcast does not intend for this Item 7.01 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On September 24, 2018, Comcast Bidco Limited (an indirect wholly-owned subsidiary of Comcast) (“Comcast Bidco”) announced the terms of a second increased cash offer (the “Second Increased Offer”) for the entire issued and to be issued share capital of Sky Plc (“Sky”) that was recommended by the Sky Independent Committee of directors (the “Second Increased Offer UK Announcement”). The Second Increased Offer UK Announcement followed the conclusion of an auction process for Sky between Comcast Bidco and Twenty-First Century Fox, Inc.

Under the terms of the Second Increased Offer, Sky shareholders will be entitled to receive £17.28 in cash for each Sky share. The consideration under the Second Increased Offer implies a value of approximately £30.6 billion for the fully diluted share capital of Sky.

In conjunction with the Second Increased Offer UK Announcement, Comcast issued a US press release relating to the increased offer for Sky (the “Second Increased Offer US Press Release”).

The foregoing summary of the Second Increased Offer UK Announcement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Increased Offer UK Announcement. The Second Increased Offer US Press Release and the Second Increased Offer UK Announcement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Comcast Revolving Credit Agreement Increased Revolving Commitment Activation Notice, dated September 21, 2018.

10.2	Comcast Revolving Credit Agreement New Lender Supplement, dated September 21, 2018.

10.3	Amendment No. 1 to Term Loan Credit Agreement, dated September 23, 2018

99.1	Second Increased Offer US Press Release, dated September 24, 2018.

99.2	Second Increased Offer UK Announcement, dated September 24, 2018.

No Offer or Solicitation

This document is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law.

Cautionary Statement Concerning Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The information included in this document may contain statements which are, or may be deemed to be, “forward looking statements”. Such forward looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Comcast, NBCUniversal Media, LLC (“NBCUniversal”) and Sky and their respective associated companies will operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements.

The forward-looking statements contained in this document may relate to the financial position, business strategy, plans and objectives of management for future operations of Comcast, NBCUniversal and Sky and their respective associated companies, and other statements other than historical facts. In some cases, these forward-looking statements can be identified by the use of forward looking terminology, including the terms “believes”, “estimates”, “plans”, “prepares”, “anticipates”, “expects”, “is expected to”, “is subject to”, “budget”, “scheduled”, “forecasts”, “intends”, “may”, “will” or “should” or their negatives or other variations or comparable terminology. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. If any one or more of these risks or uncertainties materializes or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward-looking statements should therefore be construed in the light of such factors. Neither Comcast, Comcast Bidco, NBCUniversal or any of their respective associates, directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this document will actually occur. Given these risks and uncertainties, you should not place any reliance on forward looking statements, which speak only as of the date of the relevant document. Each of Comcast, Comcast Bidco and NBCUniversal expressly disclaims any obligation or undertaking to update or revise any forward-looking statement (except to the extent legally required).

Unless expressly stated otherwise, no statement contained or referred to in this document is intended to be a profit forecast or profit estimate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: September 24, 2018	By:	/s/Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President, General Counsel and Secretary

NBCUNIVERSAL MEDIA, LLC

Date: September 24, 2018	By:	/s/Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Comcast Revolving Credit Agreement Increased Revolving Commitment Activation Notice, dated September 21, 2018.

10.2	Comcast Revolving Credit Agreement New Lender Supplement, dated September 21, 2018.

10.3	Amendment No. 1 to Term Loan Credit Agreement, dated September 23, 2018

99.1	Second Increased Offer US Press Release, dated September 24, 2018.

99.2	Second Increased Offer UK Announcement, dated September 24, 2018.